UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

CYTRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 826-5648

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Series B Junior Participating Preferred Stock Purchase Rights	CYTR	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 29, 2021, CytRx Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the following three proposals were submitted to the Company’s stockholders:

1.	Election of two Class III directors to serve until the Company’s 2024 annual meeting of the stockholders or until their successors have been duly elected and qualified, for which the following were the nominees: Dr. Jennifer K. Simpson, Ph.D. and Joel Caldwell.
2.	Advisory approval (non-binding) regarding the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 14, 2021 (the “Proxy Statement”) for the Annual Meeting.
3.	Ratification of the appointment of Weinberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For more information about the foregoing proposals, see the Proxy Statement. Holders of the Company’s common stock were entitled to one vote per share, totaling to 36,480,038 votes. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1.	Proposal 1 – Each of the following nominees for director received the number of votes set forth opposite his or her name, constituting in each case a plurality of the votes cast at the Annual Meeting for the election of such director to serve for a term of three years or until his or her successor is duly elected and qualified:

Name of Nominee	For	Withheld	Broker Non-Votes
Dr. Jennifer K. Simpson, Ph.D.	9,279,572	2,252,395	9,484,117
Mr. Joel Caldwell	8,986,968	2,544,999	9,484,117

2.	Proposal 2 – Advisory approval of the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
4,772,189	4,666,495	2,093,283	9,484,117

3.	Proposal 3 – Ratification of the appointment of Weinberg & Company as the Company’s independent registered public accounting firm for the 2021 fiscal year:

For	Against	Abstain	Broker Non-Votes
16,232,283	2,852,102	1,931,699	0

Item 8.01. Other Events.

On July 29, 2021, the Company issued a press release relating to results of Proposal 1. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of CytRx Corporation, dated July 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Date: July 30, 2021	/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer